SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                                PVF CAPITAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                       [LETTERHEAD OF PVF CAPITAL CORP.]


                               September 21, 2001




Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of PVF Capital Corp. (the "Company") to be held at the Hilton Cleveland East, 3663 Park East Drive, Beachwood, Ohio on Monday, October 22, 2001 at 10:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of KPMG LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                          Sincerely,

                                          /s/ C. Keith Swaney


                                          C. Keith Swaney
                                          President

--------------------------------------------------------------------------------
                                PVF CAPITAL CORP.
                                30000 AURORA ROAD
                                SOLON, OHIO 44139
                                 (440) 248-7171
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 22, 2001
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of PVF Capital Corp. (the "Company") will be held at the Hilton Cleveland East, 3663 Park East Drive, Beachwood, Ohio at 10:00 a.m. on Monday, October 22, 2001.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Company; and

     2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 11, 2001, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Jeffrey N. Male

                                     JEFFREY N. MALE
                                     SECRETARY
Solon, Ohio
September 21, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                PVF CAPITAL CORP.
                                30000 AURORA ROAD
                                SOLON, OHIO 44139

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 22, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PVF Capital Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Hilton Cleveland East, 3663 Park East Drive, Beachwood, Ohio on Monday, October 22, 2001, at 10:00 a.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about September 21, 2001.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE GIVEN, PROPERLY EXECUTED PROXIES WHICH HAVE NOT BEEN REVOKED WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting. If any other business is presented at the Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company at the address above or by filing of a properly executed, later dated proxy. A proxy will not be voted if a stockholder attends the Meeting and votes in person. The presence of a stockholder at the Meeting in itself will not revoke such stockholder's proxy.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities which can be voted at the Meeting consist of shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 11, 2001 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 5,213,172 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company is not aware of any persons or groups owning in excess of 5% of the outstanding Common Stock. The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by the Company's directors, by the non-director executive officers of the Company named in the Summary Compensation Table set forth under the caption "Proposal I -- Election of Directors -- Executive

Compensation -- Summary Compensation Table," and by all executive officers and directors of the Company as a group.

                                                      AMOUNT AND                          PERCENT OF SHARES
NAME OF DIRECTORS                                      NATURE OF                           OF COMMON STOCK
AND EXECUTIVE OFFICERS:                        BENEFICIAL OWNERSHIP (1)                      OUTSTANDING
----------------------                         ------------------------                      -----------
Robert K. Healey                                        133,477                                   2.55%
John R. Male                                            265,280                                   5.07
Robert F. Urban                                          87,562                                   1.68
Creighton E. Miller                                      43,396                                    .83
Stuart D. Neidus                                         30,195                                    .58
Stanley T. Jaros                                         10,731                                    .21
C. Keith Swaney                                         174,234                                   3.28
Jeffrey N. Male                                         235,030                                   4.50
James W. Male                                           184,198                                   3.53
All Executive Officers and Directors                  1,164,103  (2)                             21.55
   as a Group (9 persons)

______________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. The amounts shown include 18,172, 17,753, 5,242, 18,172, 5,242, 5,242, 106,828,
     11,833, 0 and 188,484 shares that Directors Robert K. Healey, John R. Male, Robert F. Urban, Creighton E. Miller, Stuart D. Neidus, Stanley T. Jaros and C. Keith Swaney, Messrs. Jeffrey N. Male and James W. Male, and all executive officers and directors as a group, respectively, have the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(2) Includes shares beneficially owned by James W. Male, who retired from the Board of Directors in October 2000.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is composed of seven members. The Company's Articles of Incorporation require that, if the Board of Directors consists of seven or eight members, directors be divided into two classes, as nearly equal in number as possible, each class to serve for a two-year period and until their successors are elected and qualified, with approximately one-half of the directors elected each year. The Board of Directors has nominated Creighton E. Miller, John R. Male and Stanley T. Jaros, all of whom are currently members of the Board, to serve as directors for a two-year period and until their successors are elected and qualified. Under Ohio law, directors are elected by a plurality of the votes cast at the Meeting, i.e., the nominees
                                                              ----
receiving the highest number of votes will be elected regardless of whether such votes constitute a majority of the shares represented at the Meeting.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Company or the Bank, and the expiration of his term as a director. All of the individuals were initially appointed as directors of the Company in 1994 in connection with the Company's incorporation, except for Mr. Stuart D. Neidus, who was appointed as a director of the Company and the Bank in 1996, Mr. Stanley T. Jaros, who was appointed a director of the Company and the Bank in 1997, and Mr. C. Keith Swaney, who was elected as a director at the 2000 annual meeting of stockholders. There are no arrangements or understandings between the Company and any director pursuant to which such person has been elected a director of the Company, and no director is related to any other director or executive officer by blood, marriage or adoption, except that John R. Male, the Chairman of the Board and Chief Executive Officer of the Company and the Bank, is the brother of Jeffrey N. Male, the Vice President and Secretary of the Company and the Executive Vice President in charge of residential lending operations of the Bank.

                                          AGE               YEAR FIRST ELECTED              CURRENT
                                       AS OF THE            AS DIRECTOR OF THE               TERM
NAME                                  RECORD DATE           COMPANY OR THE BANK            TO EXPIRE
----                                  -----------           -------------------            ---------

                           BOARD NOMINEES FOR TERMS TO EXPIRE AT THE 2003 ANNUAL MEETING

Creighton E. Miller                       78                      1978                       2001

John R. Male                              53                      1981                       2001

Stanley T. Jaros                          56                      1997                       2001

                                       DIRECTORS CONTINUING IN OFFICE

Robert K. Healey                          76                      1973                       2002

Robert F. Urban                           79                      1992                       2002

Stuart D. Neidus                          50                      1996                       2002

C. Keith Swaney                           58                      2000                       2002

     Presented below is certain information concerning the directors of the Company. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     CREIGHTON E. MILLER. Mr. Miller is a partner in the Cleveland law firm of Miller, Stillman & Bartel. He is a former Assistant Attorney General of the State of Ohio and a former U.S. Government Attorney, Office of Price Stabilization. Mr. Miller has served in various capacities with public service and charitable organizations, including the Board of Directors of the American Heart Association, Cleveland Chapter; Huron Road Hospital; President of the Northern Ohio Golf Association; and the Sheriff's Office - Deputy for Real Estate Appraisals. Mr. Miller is a graduate of the University of Notre Dame and Yale Law School.

     JOHN R. MALE. Mr. Male has been with the Bank since 1971, where he has held various positions including branch manager, mortgage loan officer, manager of construction lending, savings department administrator and chief lending officer. Mr. Male was named President and Chief Executive Officer of the Bank in 1986 and was named President of the Company upon its organization in 1994. Mr. Male was named Chairman of the Board of Directors and Chief Executive Officer of the Company and the Bank in October 2000. Mr. Male serves in various public service and charitable organizations. He currently serves on the Board of Trustees for Heather Hill, a long-term care hospital in Chardon, Ohio. He has an undergraduate degree from Tufts University and an MBA from Case Western Reserve University.

     STANLEY T. JAROS. Mr. Jaros is a partner in the law firm of Moriarty & Jaros, P.L.L. He has served as a trustee of a number of Cleveland area nonprofit organizations, and was a member of the Cleveland Landmarks Commission. Mr. Jaros is a graduate of Brown University and Case Western Reserve Law School, and received an MBA from the University of Pennsylvania.

     ROBERT K. HEALEY. Mr. Healey currently is retired. He had been employed from 1961 to 1987 by Leaseway Transportation Corp. and most recently served as Executive Vice President -- Managed Controlled Transportation. He formerly served on the Boards of Trustees of St. Vincent Charity Hospital, New Direction, Western Reserve Historical Society, the Woodruff Foundation and Glen Oak School.

     ROBERT F. URBAN. Mr. Urban is retired. He founded Mentor Products, Inc. in 1945 and served as Chairman and Chief Executive Officer until retirement in 1987. He was a founder of Production Machinery, Inc. and has served as a director since 1956. He is a former director of Lake County National Bank, Lake County Federal Savings and Loan Association, St. James Church, Painesville, Ohio and Madison Country Club and a former member of the Board of Trustees of Lake County Hospital Systems.

     STUART D. NEIDUS. Mr. Neidus currently holds the position of Chairman and Chief Executive Officer of Anthony & Sylvan Pools Corporation, a publicly traded company that operates in the leisure industry and is one of the nation's largest in-ground residential concrete swimming pool installers. Prior to this position, he served as Executive Vice President and Chief Financial Officer of Essef Corporation from September 1996 until Anthony & Sylvan's split-off from Essef in August 1999. At Premier Industrial Corporation he held various positions from 1992 until 1996, most recently as Executive Vice President until the company was acquired by Farnell Electronics plc. Prior to that, Mr. Neidus served as a partner with the international accounting firm of KPMG LLP from 1984 until 1992.

     C. KEITH SWANEY. Mr. Swaney joined the Bank in 1962 and was named Executive Vice President and Chief Financial Officer in 1986. He was named Vice President and Treasurer of the Company upon its organization in 1994. Mr. Swaney was named President and Chief Operating Officer of the Company and the Bank in October 2000. He continues to serve as Treasurer of the Company and as Chief Financial Officer of the Bank. He is responsible for all internal operations of the Company and the Bank. Over the years, he has participated in various charitable organizations. Mr. Swaney attended Youngstown State University and California University in Pennsylvania.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Company and the Bank conduct their business through meetings of the respective Boards and their committees. During the year ended June 30, 2001, the Company's Board of Directors held nine meetings and the Bank's Board of Directors held 13 meetings. No current director attended fewer than 75% of the total aggregate meetings of the Board of Directors and committees on which such Board member served during the year ended June 30, 2001.

     The Board of Directors has an Audit Committee  comprising  directors Stuart
D. Neidus, Robert K. Healey and Stanley T. Jaros. All members of the Audit Committee are deemed to be independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The committee met periodically to examine and approve the audit report prepared by the independent auditors of the Company and its subsidiaries, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve the conflict of interest policy. The Audit Committee has adopted a written charter, a copy of which is attached as Exhibit A to this Proxy Statement. During the year ended June 30, 2001, the Audit Committee met three times.

     In accordance with the Company's Bylaws, the entire Board of Directors acts as the Company's Nominating Committee. The Nominating Committee meets to consider potential nominees. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would allow the Board to continue its geographic diversity that provides for adequate representation of its market area. The Board of Directors of the Company met one time as the Nominating Committee during the year ended June 30, 2001. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

     The Compensation  Committee consists of directors Stanley T. Jaros,  Stuart
D. Neidus, Robert K. Healey and Robert F. Urban. The Committee evaluates the compensation and fringe benefits of the directors, officers and employees, recommends changes and monitors and evaluates employee morale. The Compensation Committee met five times during the year ended June 30, 2001.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Overview and Philosophy. The Company's executive compensation policies are established by the Compensation Committee of the Board of Directors (the "Committee") composed of four outside directors. The Committee is responsible for developing the Company's executive compensation policies. The Company's President, under the direction of the Committee, implements the Company's executive compensation policies. The Committee's objectives in designing and administering the specific elements of the Company's executive compensation program are as follows:


     o To link executive compensation rewards to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Company's financial condition.

     o To provide incentives for executive officers to work towards achieving successful annual results as a step in achieving the Company's long-term operating results and strategic objectives.

     o To correlate, as closely as possible, executive officers' receipt of compensation with the attainment of specified performance objectives.

     o To maintain a competitive mix of total executive compensation, with particular emphasis on awards related to increases in long-term shareholder value.

     o To attract and retain top performing executive officers for the long-term success of the Company.

     o    To facilitate stock ownership through the granting of stock options.

     In furtherance of these objectives, the Committee has determined that there should be three specific components of executive compensation: base salary, a cash bonus plan and a stock option plan designed to provide long-term incentives through the facilitation of stock ownership in the Company.

     Base Salary. The Committee makes recommendations to the Board concerning executive compensation on the basis of surveys of salaries paid to executive officers of other savings bank holding companies, non-diversified banks and other financial institutions similar in size, market capitalization and other characteristics. The Committee's objective is to provide for base salaries that are competitive with those paid by the Company's peers.

     Management Incentive Compensation Plan. The Company maintains a formula-based bonus plan (the "Management Incentive Compensation Plan"), which provides for annual cash incentive compensation based on achievement of a combination of individual and Company and Bank performance objectives. Under the Management Incentive Compensation Plan, at the beginning of the year, the Committee establishes target returns on equity ("ROE") and return on assets ("ROA") for the Bank and a targeted appreciation in the market price for the

Common Stock. The bonuses that would be paid to each employee are determined following the end of the year based on actual ROE and ROA and the Common Stock market price appreciation achieved for the year. The Company's three most senior executive officers can receive a maximum bonus equal to 150% of base salary. The Company's other executive officers can receive a maximum bonus equal to 40% of base salary. The actual bonus awarded is determined based on a rating given to each employee reflecting the employee's success in achieving specific individual performance goals established at the beginning of the year.

     Stock Options. The Committee believes that stock options are an important element of compensation because they provide executives with incentives linked to the performance of the Common Stock. The Company awards stock options as a means of providing employees the opportunity to acquire a proprietary interest in the Company and to link their interests with those of the Company's stockholders. Options are granted with an exercise price equal to the market value of the Common Stock on the date of grant, and thus acquire value only if the Company's stock price increases. Although there is no specific formula, in determining the level of option awards, the Committee takes into consideration the same Company, Bank and stock price performance criteria considered under the Management Incentive Compensation Plan, as well as individual performance.

     In addition to the three primary components of executive compensation described above, the Committee believed it fair and appropriate to provide for a reasonable level of financial security for its long-standing senior executive officer team consisting of John R. Male, Chairman of the Board and Chief Executive Officer of the Company and the Bank, C. Keith Swaney, President, Chief Operating Officer and Treasurer of the Company and President, Chief Operating Officer and Chief Financial Officer of the Bank, and Jeffrey N. Male, the Vice President and Secretary of the Company and the Executive Vice President of the Bank. In consultation with an outside consultant, the Compensation Committee determined to implement a supplemental executive retirement plan, the only current participants in which are John R. Male, C. Keith Swaney and Jeffrey N. Male, and to enter into severance agreements with each of those three executive officers. A description of the supplemental executive retirement plan and the severance agreements is set forth below under " --Executive Compensation -- Severance Agreements" and " --Supplemental Executive Retirement Plan." The severance agreements are intended to provide the three executive officers with a reasonable level of financial security in the event of a change in control of the Company or the Bank, and the supplemental executive retirement plan is intended to provide the three executive officers with retirement income that increases with each year of service to the Bank with full vesting occurring upon the attainment of age 65.

     Compensation of the Chief Executive Officer. The Committee determines the Chief Executive Officer's compensation on the basis of several factors. In determining Mr. John R. Male's base salary, the Committee conducted surveys of compensation paid to chief executive officers of similarly situated savings banks and non-diversified banks and other financial institutions of similar size. The Committee believes that Mr. Male's base salary is generally competitive with or below the average salary paid to executives of similar rank and expertise at banking institutions which the Committee considered to be comparable.

     Mr. Male received bonus compensation under the Management Incentive Compensation Plan in fiscal year 2001 based on the Bank's ROE and ROA and increases in the market price of the Common Stock and Mr. Male's achievement of individual performance goals based on the formula set forth above.

     The Committee believes that the Company's executive compensation program serves the Company and its shareholders by providing a direct link between the interests of executive officers and those of shareholders generally and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Company.

                                      Members of the Compensation Committee


                                      Robert K. Healey
                                      Stanley T. Jaros
                                      Stuart D. Neidus
                                      Robert F. Urban

COMPARATIVE STOCK PERFORMANCE GRAPH

     The graph and table which follow show the cumulative total return on the Common Stock during the period from June 30, 1996 through June 30, 2001 with (1) the total cumulative return of all companies whose equity securities are traded on the Nasdaq market and (2) the total cumulative return of banking companies traded on the Nasdaq market. The comparison assumes $100 was invested on June 30, 1996 in the Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

                       CUMULATIVE TOTAL STOCKHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                       June 30, 1996 through June 30, 2001


     [Line graph appears here depicting the cumulative total stockholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the Nasdaq market and banking companies whose equity securities are traded on the Nasdaq market. Line graph begins at June 30, 1996 and plots the cumulative total stockholder return at June 30, 1997, 1998, 1999, 2000 and 2001. Plot points are provided below.]

                         06/30/96   06/30/97    06/30/98   06/30/99   06/30/00    06/30/01
                         --------   --------    --------   --------   --------    --------
COMPANY                  $100.00    $148.96     $221.64     $191.64    $145.52     $172.39
NASDAQ                    100.00     121.60      160.06      230.22     340.37      184.51
NASDAQ BANKS              100.00     156.28      216.77      214.11     175.56      243.49

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for fiscal 2001 awarded to or earned by the Company's Chief Executive Officer and other executive officers whose total salary and bonus for fiscal 2001 exceeded $100,000. No other executive officer of the Company or the Bank earned salary and bonus in fiscal 2001 exceeding $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                                    LONG-TERM COMPENSATION
                                                                                -------------------------------
                                              ANNUAL COMPENSATION                        AWARDS         PAYOUTS
                                         -------------------------------------  ----------------------  -------
                                                                                RESTRICTED  SECURITIES              ALL
NAME AND                         FISCAL                       OTHER ANNUAL        STOCK     UNDERLYING   LTIP      OTHER
PRINCIPAL POSITION               YEAR    SALARY    BONUS     COMPENSATION (1)    AWARD(S)   OPTIONS (2)  PAYOUTS  COMPENSATION
------------------               ----    ------    -----     ----------------   ---------   -----------  -------  ------------
John R. Male                     2001    $179,538  $ 98,338     $    --          $   --        4,620     $   --    $45,887 (3)
  Chairman of the Board          2000     157,594    79,335          --              --        5,082         --     23,030
  Chief Executive Officer of     1999     153,750   131,400          --              --        5,590         --     25,004
  the Company and the Bank

C. Keith Swaney                  2001    $148,772  $ 71,022     $    --          $   --        3,960      $  --    $38,688 (3)
  President and Chief Operating  2000     136,581    57,297          --              --        4,356         --     17,530
  Officer of the Company and     1999     133,250    94,900          --              --        4,791         --     21,209
  the Bank, Treasurer of the
  Company and Chief Financial
  Officer of the Bank

Jeffrey N. Male                  2001    $120,161  $ 57,365     $    --          $   --        3,080      $  --    $14,338 (3)
  Vice President and Secretary   2000     110,316    46,279          --              --        3,388         --     11,328
  of the Company and Executive   1999     107,625    76,650          --              --        3,726         --     12,241
  Vice President of the Bank

James W. Male                    2001    $ 68,523  $ 44,318     $    --          $   --           --       $ --    $    -- (3)
  Former Chairman of the Board   2000      85,227    35,754          --              --           --         --      9,000
  of Directors of the Company    1999      83,148    59,217          --              --           --         --      9,500
  and the Bank (4)

_____________
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by each named executive officer in fiscal 2001 did not exceed 10% of the executive officer's salary and bonus.
(2) Adjusted for 10% stock dividends on the Company's Common Stock paid on September 7, 1999, September 1, 2000 and August 31, 2001.
(3)  Consists of $27,700 and $18,900 in directors' fees paid to John R. Male and
     C. Keith Swaney, respectively, $2,951, $4,273 and $2,724 of premiums on disability insurance policies paid for the benefit of John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, $6,900, $11,340 and $5,470 of premiums on life insurance policies paid for the benefit of John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, $4,396, $1,443 and $3,938 of matching contributions paid by the Company pursuant to the Company's 401(k) plan for the benefit of John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, and $3,940, $2,732 and $2,206 in payments made to John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, pursuant to a plan under which all employees receive annual compensation equal to one week's salary for each year of service above 20 years of service.
(4) Mr. James W. Male retired from the Board of Directors effective at the October 2000 Annual Meeting of Stockholders.

     Option Grants in Last Fiscal Year. The following table contains information concerning the grant of stock options during the year ended June 30, 2001 to the executive officers named in the Summary Compensation Table set forth above.

                                                                                          POTENTIAL REALIZABLE
                         NUMBER OF       PERCENT OF TOTAL                                   VALUE AT ASSUMED
                        SECURITIES        OPTIONS GRANTED                                ANNUAL RATES OF STOCK
                        UNDERLYING         TO EMPLOYEES       EXERCISE     EXPIRATION      PRICE APPRECIATION
NAME                OPTIONS GRANTED(1)    IN FISCAL YEAR      PRICE(1)        DATE         FOR OPTION TERM (2)
----                ------------------    --------------      --------     ----------    ---------------------
                                                                                            5%            10%
                                                                                        ---------     -------
John R. Male               4,620                16.0%            $9.84       11/1/05      $12,560       $27,754
C. Keith Swaney            3,960                13.0              8.94       11/1/10       22,264        56,422
Jeffrey N. Male            3,080                10.7              9.84       11/1/05        8,373        18,503
James W. Male               --                   --               N/A          N/A            N/A           N/A

_____________
(1) Amounts are adjusted to reflect the 10% stock dividend paid on the Common Stock on August 31, 2001. All options become exercisable at the rate of 20% per year, with the first 20% having become exercisable on November 1, 2000, the date of grant, and an additional 20% becoming exercisable on each anniversary thereafter.
(2) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the expiration date assuming the indicated annual rate of appreciation in the value of the Common Stock as of the date of grant, November 1, 2000, based on the closing sale price of the Common Stock as quoted on the Nasdaq Small-Cap Market adjusted for the 10% dividend paid on the Common Stock on August 31, 2001.

     During the past ten full fiscal years, the Company has not adjusted or amended the exercise price of stock options previously awarded to a named executive officer, whether through amendment, cancellation or replacement grants, except as necessary to adjust the exercise price upon the Company's payment of stock dividends so as not to change the economic benefit of previously granted options.

     Option Exercises in Last Fiscal Year and Year-End Option Values. The following table sets forth information concerning option exercises during fiscal year 2001 and the value of options held at the end of fiscal year 2001 by the Company's Chief Executive Officer and other officers named in the Summary Compensation Table set forth above.

                                                                 NUMBER OF                        VALUE OF
                                                           SECURITIES UNDERLYING                UNEXERCISED
                                                            UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                             SHARES                        AT FISCAL YEAR-END (1)          AT FISCAL YEAR-END (2)
                            ACQUIRED          VALUE      -------------------------       -------------------------
NAME                       ON EXERCISE       REALIZE     EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
----                       -----------       -------     -------------------------       -------------------------
John R. Male                   --            $ --           22,241 /   10,659                $9,654 /   $ 559
C. Keith Swaney                --              --          102,768 /    9,138               684,751 /   4,041
Jeffrey N. Male                --              --           14,826 /    7,107                13,103 /     372
James W. Male                  --              --               -- /       --                    -- /      --

_____________
(1) Adjusted for a 10% stock dividend paid on the Bank's common stock on February 18, 1994, a three-for-two exchange of the Bank's common stock for the Company's Common Stock on October 31, 1994 in connection with the reorganization of the Bank into the holding company form of organization, a 10% stock dividend paid on the Common Stock on August 18, 1995, a 50% stock dividend paid on the Common Stock on August 16, 1996, a 10% stock dividend paid on the Common Stock on September 1, 1997, a 50% stock dividend paid on the Common Stock on August 17, 1998, a 10% stock dividend paid on the Common Stock on September 7, 1999, a 10% stock dividend paid on the Company's Common Stock on September 1, 2000 and a 10% stock dividend paid on the Common Stock on August 31, 2001.
(2) Calculated based on the product of: (a) the number of shares subject to options and (b) the difference between the fair market value of underlying Common Stock at June 30, 2001, determined based on $10.50, the last closing bid price prior to June 30, 2001 of the Common Stock on the Nasdaq System Small-Cap Market, adjusted to $9.55 to reflect the effect of the 10% stock dividend paid on the Common Stock on August 31, 2001, and the exercise price of the options.

                                       9

     Severance Agreements. The Company and the Bank have entered into severance agreements (the "Severance Agreements") with John R. Male, C. Keith Swaney and Jeffrey N. Male (each of whom is referred to as an "Executive"). The Severance Agreements are for terms of three years. On each anniversary date from the date of commencement of the Severance Agreements, the term of the Agreements will be extended for an additional one-year period beyond the then effective expiration date upon a determination by the Board of Directors that the performance of each Employee has met the required performance standards.

     The Severance Agreements provide that in the event of an Executive's involuntary termination of employment, or voluntary termination for "good reason," within one year following a "change in control" of the Bank or the Company other than for "cause," the Executive will receive the following benefits: (i) a payment equal to two times the Executive's annual compensation (base salary plus annual incentive compensation) for the year preceding the year in which termination occurred, payable in a lump sum within 30 days following termination; (ii) the Bank or the Company shall cause the Executive to become fully vested in any benefit plans, programs or arrangements in which the Executive participated, and the Bank will contribute to the Executive's 401(k) plan account the Bank's matching and/or profit sharing which would have been paid had the Executive remained in the employ of the Bank throughout the remainder of the 401(k) plan year; and (iii) the Executive will receive continued life, health and disability insurance coverage substantially identical to the coverage maintained by the Bank or the Company for the Executive prior to termination until the earlier of the Executive's employment with another employer or 12 months following termination. Notwithstanding the above, if the compensation and benefits provided to the Executive pursuant to the Severance Agreement would constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code (the "Code"), then the compensation and benefits payable under the Severance Agreement will be reduced to the extent necessary so that no portion will be subject to any excise tax imposed by
Section 4999 of the Code. "Change in control" is defined generally in the Severance Agreements as (i) the acquisition, by any person or persons acting in concert of the power to vote more than 25% of the Company's voting securities or the acquisition by a person of the power to direct the Company's management or policies, (ii) the merger of the Company with another corporation on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to the merger, or (iii) the sale by the Company of the Bank or substantially all its assets to another person or entity. In addition, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. "Good reason" is defined in the Severance Agreements as any of the following events: (i) a change in the Executive's status, title, position or responsibilities which, in the Executive's reasonable judgment, does not represent a promotion, the assignment to the executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with his status, title, position or responsibilities, or the removal of the Executive from or failure to reappoint him to any of such positions other than for cause; (ii) materially reducing the Executive's base compensation as then in effect; (iii) the relocation of the Executive's principal place of employment to a location that is more than 35 miles from the location where the Executive previously was principally employed; (iv) the failure to provide the Executive with benefits substantially similar to those provided to him under existing employee benefit plans, or materially reducing any benefits or depriving the Executive of any material fringe benefit; (v) death; or (vi) disability prior to retirement. In the event that an Executive prevails over the Company or the Bank in a legal dispute as to the Severance Agreement, he will be reimbursed for his legal and other expenses.

     Supplemental Executive Retirement Plan. Effective July 1, 1998, the Bank adopted a Supplemental Executive Retirement Plan (the "SERP"), which is designed to pay retirement benefits from the general assets of the Bank to eligible employees of the Bank. Eligibility to participate in the SERP is limited to employees of the Bank who are designated by the Compensation Committee of the Bank's Board of Directors. Currently, the employees designated to participate in the SERP are John R. Male, C. Keith Swaney and Jeffrey N. Male (the "Participants").

     Under the SERP, commencing upon a Participant's retirement after reaching age 65, or earlier if approved by the Compensation Committee, he will receive a benefit equal to 60% of "final pay" reduced by any benefits payable under the Bank's qualified retirement plans. "Final pay" is defined as the Participant's highest year's combined salary and target bonus (under the Management Incentive Compensation Plan) during the Participant's last five years of employment with the Bank. The Participant will vest in the SERP plan benefits each year, on a pro rata basis, beginning with the one year anniversary date of the effective date that the Participant becomes eligible to participate in the SERP and continuing with each succeeding annual anniversary date until attainment of age 65. Upon attainment of age 65 and provided that he has remained continuously in the employ of the Bank, the Participant will be fully vested. A Participant becomes fully vested prior to age 65 upon death or disability or upon a "change in control," as defined above under "-- Severance Agreements." Payments under the SERP continue for the lifetime of the Participant or for the joint lives of the Participant and his spouse if actuarially converted to the "actuarial equivalent" joint and survivor annuity. In addition, benefits are paid in the form of a single life annuity or, upon the request of the Participant and approval of the Compensation Committee, converted to the "actuarial equivalent" single lump sum distribution. "Actuarial equivalent" is defined as a payment or payments equal in the aggregate to the value at the applicable date of the benefit determined actuarially on the basis of the current Pension Benefit Guarantee Corporation ("PBGC") interest rate and the mortality table then in use by the PBGC. The Participant loses all benefits under the SERP in the event his employment with the Bank is terminated for cause.

DIRECTORS' COMPENSATION

     The Bank pays each member of the Board of Directors an annual retainer of $25,200. In addition, directors may receive a fee of $2,500 per day for attendance at day-long special Board events such as Board retreats. No additional fees are paid by the Company for attendance at Board of Directors meetings.

     Nonemployee directors also are eligible to participate in the PVF Capital Corp. 2000 Stock Option Plan (the "Option Plan"). During the year ended June 30, 2001, nonemployee Directors Jaros, Healey, Miller, Neidus and Urban received nonqualified options to purchase 7,865, 4,840, 4,840, 7,865 and 7,865 shares (as adjusted for subsequently paid stock dividends), respectively, of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant ($8.11 per share as adjusted for stock dividends). Such options were exercisable immediately upon the date of grant. Options have a term of 10 years. In addition, shortly following each annual meeting of stockholders, each nonemployee director who served as such on the date of the annual meeting will be granted nonqualified options to acquire 1,000 shares of Common Stock. The options will have a term of 10 years, be exercisable immediately upon grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant. The first such annual award is expected to be made in early November 2001.

INDEBTEDNESS OF MANAGEMENT

     Under applicable law, the Bank's loans to directors and executive officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with non-affiliated persons, and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e, up to $2.5 million at June 30, 2001) to such persons
                      ---
must be approved in advance by a disinterested majority of the Bank's Board of Directors.

     The Bank has a policy of offering loans to officers and directors and employees in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

CERTAIN BUSINESS RELATIONSHIPS

     Mr. Stanley T. Jaros, a director of the Company, is a partner with the law firm of Moriarty & Jaros, P.L.L., which performed services for the Company and the Bank during the fiscal year ended June 30, 2001 and proposes to perform services during the fiscal year ending June 30, 2002. Fees paid by the Company and the Bank to Moriarty & Jaros, P.L.L. during the fiscal year ended June 30, 2001 totaled approximately $68,267.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee has received from KPMG LLP the written disclosures and the letter required to be delivered by KPMG LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has met with representatives of KPMG LLP to discuss the independence of the auditing firm.

     The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

     Based on the Audit Committee's review of the financial statements, its discussion with KPMG LLP regarding SAS 61, and the written materials provided by KPMG LLP under ISB Standard No. 1 and the related discussion with KPMG LLP of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended June 30, 2001 for filing with the Securities and Exchange Commission.

                                                             THE AUDIT COMMITTEE
                                                                Stuart D. Neidus
                                                                Robert K. Healey
                                                                Stanley T. Jaros


--------------------------------------------------------------------------------
                     RELATIONSHIP WITH INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     KPMG LLP, independent public accountants, served as the Company's independent auditors for the 2001 fiscal year. A representative of KPMG LLP will be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

     The Board of Directors has not yet selected a firm to serve as independent auditors for the Company for the 2002 fiscal year. The Board of Directors currently is investigating the range of services offered by other firms that may add value to the Company.


--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

AUDIT FEES

     During the fiscal year ended June 30, 2001, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended June 30, 2001 were $56,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended June 30, 2001.

ALL OTHER FEES

     For the fiscal year ended June 30, 2001, the aggregate fees paid by the Company to KPMG LLP for all other services (other than audit services and financial information systems design and implementation services) were $38,790.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10 percent of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2001, all of the Reporting Persons complied with these reporting requirements, except that Directors Robert K. Healey, Robert F. Urban, Creighton E. Miller, Stuart D. Neidus and Stanley T. Jaros each failed to file a Form 5 for the year ended June 30, 2001 to report the receipt of options to acquire Common Stock. Such individuals corrected this omission by filing Form 5's in September 2001.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------


     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


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                                  MISCELLANEOUS
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     The cost of  soliciting  proxies will be borne by the Company.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained D.F. King & Co., Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for which they will receive a fee of $700.

     The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

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                              STOCKHOLDER PROPOSALS
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     Under the Company's First Amended and Restated  Articles of  Incorporation,
stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 1, 2001. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 30000 Aurora Road, Solon, Ohio 44139, no later than May 24, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Jeffrey N. Male

                                           JEFFREY N. MALE
                                           SECRETARY
Solon, Ohio
September 21, 2001

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                           ANNUAL REPORT ON FORM 10-K
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     A COPY OF THE  COMPANY'S  ANNUAL  REPORT ON FORM 10-K FOR THE  FISCAL  YEAR
ENDED JUNE 30, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, PVF CAPITAL CORP., 30000 AURORA ROAD, SOLON, OHIO 44139.
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                                       14

                                                                       EXHIBIT A

                             AUDIT COMMITTEE CHARTER


PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to provide oversight and monitoring of the Company's financial reporting process, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. Further, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

The Committee shall be comprised of at least three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of NASDAQ.

Accordingly, all of the members will be directors:
1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and
2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report of Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.
o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with

     Securities and Exchange Commission, to the extent required by SAS No. 61 and SAS No. 71; this review will occur prior to the Company's filing of the Form 10-Q.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o    The Committee shall:
     - Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;
     - Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and
     - Recommend that the Board take appropriate action to oversee the independence of the outside auditor.
o The Committee, subject to Board approval, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor.

                                 REVOCABLE PROXY
                                PVF CAPITAL CORP.


                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 22, 2001


     The undersigned hereby appoints Robert K. Healey, Stuart D. Neidus and Robert F. Urban, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of PVF Capital Corp. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Hilton Cleveland East, 3663 Park East Drive, Beachwood, Ohio, on Monday, October 22, 2001 at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:

                                                                        VOTE
                                                              FOR       WITHHELD
                                                              ---       --------

     1.  The election as directors for two-year terms         [  ]       [  ]
          of all nominees listed below (except as
          marked to the contrary below)

          Creighton E. Miller
          John R. Male
          Stanley T. Jaros

          INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

          _____________________________________________

       The Board of Directors recommends a vote "FOR" each of the nominees.


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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
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


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting of Stockholders, a proxy statement dated September 21, 2001 and an Annual Report to Stockholders.



Dated: ______________________, 2001



_____________________________________       ____________________________________
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



_____________________________________       ____________________________________
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.